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                                                                   EXHIBIT 23.02

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement on Form S-4 (No.
33-      ) of K & F Industries, Inc. of our report dated May 22, 1996, appearing in the Prospectus, which is a part of such Registration Statement. We also consent to the reference to us under the headings "Prospectus Summary -- Summary Consolidated Financial Information," "Selected Consolidated Financial Information" and "Experts" in such
Prospectus.

DELOITTE & TOUCHE LLP

New York, New York
August 28, 1996